Exhibit 99.1

For Immediate Release: August 3, 2016

Occidental Petroleum Announces 2nd Quarter 2016 Results

•                Q2 2016 quarter-end cash balance of $3.8 billion, an increase of nearly $600 million from the first quarter

•                Q2 2016 Permian Resources production increased to 126,000 BOE per day for year-over-year growth of 17,000 BOE per day or 16%

HOUSTON – August 3, 2016 – Occidental Petroleum Corporation (NYSE: OXY) announced that operating cash flow from continuing operations for the second quarter of 2016 was more than $800 million, with total cash on the balance sheet at June 30, 2016, of $3.8 billion. The company reported a loss of $139 million or $0.18 per diluted share for the second quarter of 2016.

In announcing the results, President and Chief Executive Officer Vicki Hollub said, “Total company production for on-going operations increased to 609,000 BOE per day from 590,000 BOE per day in the first quarter. The increase was driven by record production in Abu Dhabi and Oman. We continued to see further operating and capital efficiency gains during the quarter as our ‘Total Spend Per Barrel’ metric improved more than 3 percent sequentially and 37 percent year-over-year. This progress is largely due to executing our capital and operating efficiency initiatives and well productivity improvements, which should translate into full-year production growth at the high end of our 4 to 6 percent guidance, while staying within this year’s capital budget of $3 billion.

“We ended the second quarter with $3.8 billion in cash, which is nearly $600 million more than the previous quarter and includes the final payment from the settlement with Ecuador. Our strong balance sheet provides us with the flexibility to pursue attractive opportunities, including reinvesting in the business, while allowing us to deliver on our commitment of returning cash to our shareholders. As announced last month, Oxy’s Board authorized an increase of the company’s dividend to an annual rate of $3.04 per share. The increase reflects our confidence in the company’s financial strength, strong performance and future prospects.”

QUARTERLY RESULTS

Oil and Gas

Total average daily production volumes were 653,000 BOE for the second quarter of 2016, compared to 657,000 BOE for the first quarter of 2016 and 658,000 BOE for the second quarter of

2015. Occidental continues to reduce its exposure to non-core operations in the United States and Middle East/North Africa region. These non-core operations produced average daily volumes of 44,000 BOE for second quarter of 2016, 67,000 BOE for the first quarter of 2016 and 106,000 BOE for the second quarter of 2015. Average daily production volumes from on-going operations were 609,000 BOE for the second quarter of 2016, 590,000 BOE for the first quarter of 2016 and 552,000 BOE for the second quarter of 2015.

Average daily domestic production volumes from on-going operations were 302,000 BOE for the second quarter of 2016, compared to 307,000 BOE in the first quarter of 2016 and 298,000 BOE for the second quarter of 2015. The decrease in average daily production of 5,000 BOE compared to the first quarter of 2016 reflected the impact from curtailed drilling in Occidental’s South Texas gas assets and unplanned plant outages and lower production from outside operated properties in the Permian. Compared to the second quarter of 2015, Permian Resources had increased average daily production by 17,000 BOE, which was partially offset by lower natural gas and NGL production in South Texas of 12,000 BOE.

Internationally, average daily production volumes from on-going operations were 307,000 BOE for the second quarter of 2016, compared to 283,000 BOE in the first quarter of 2016 and 254,000 BOE in the second quarter of 2015. The increase in average daily production of 24,000 BOE from the first quarter of 2016 mainly reflected the completion of scheduled maintenance at Al Hosn Gas in the first quarter along with increased production from Oman’s Block 62 as the operations continue to ramp up. Compared to the second quarter of 2015, the increase in average daily production volumes of 53,000 BOE mainly reflected production from Al Hosn Gas, which was not fully operational in the second quarter of 2015, and Oman’s Block 62 production, which commenced in 2016.

Total company average daily sales volumes were 660,000 BOE in the second quarter of 2016, compared to 651,000 BOE for the first quarter of 2016 and 657,000 BOE in the second quarter of 2015.

Oil and gas pre-tax results for the second quarter of 2016 were a loss of $117 million, compared to a loss of $485 million for the first quarter of 2016 and income of $355 million for the second quarter of 2015. After removing the impact of asset sales, impairments and other adjustments, core results were a loss of $508 million for the first quarter of 2016 and income of $324 million for the second quarter of 2015. The improvement in oil and gas results on a sequential quarterly basis reflected higher oil and NGL prices in the second quarter of 2016. Compared to the same period in 2015, the second quarter of 2016 reflected significantly lower commodity prices.

The average WTI and Brent marker prices were $45.59 per barrel and $46.97 per barrel, respectively, for the second quarter of 2016, an increase of around 35 percent on a sequential quarterly basis and a decrease of more than 20 percent on a year-over-year basis. Average worldwide realized crude oil prices were $39.66 per barrel for the second quarter of 2016, an increase of 35 percent compared with the first quarter of 2016 and a decrease of 27 percent compared with the second quarter of 2015. Average worldwide NGL prices were $14.59 per barrel in the second quarter of 2016, an increase of 34 percent from the preceding quarter and a decline of 19 percent from the second quarter of last year. Average domestic natural gas prices were $1.46 per MCF in the second quarter of 2016, about flat compared to the first quarter of 2016 and a 30 percent decrease compared with the second quarter of 2015.

Chemical

Chemical pre-tax earnings for the second quarter of 2016 were $88 million compared to $214 million for the first quarter of 2016 and $136 million in the second quarter of 2015. After removing the gain from asset sales in the first quarter of 2016, core income was $126 million.  Compared to the first quarter of 2016, the decrease in core earnings in the second quarter of 2016 reflected lower chlorovinyl production volumes primarily due to scheduled outages, partially offset by favorable vinyl margins. Compared to the second quarter of 2015, the decrease in second quarter 2016 earnings reflected lower average sales prices for most product lines and lower demand for calcium chloride, partially offset by lower ethylene and energy costs.

Midstream and Marketing

Midstream pre-tax results for the second quarter of 2016 were a loss of $58 million, compared to a loss of $95 million for the first quarter of 2016 and income of $87 million for the second quarter of 2015. The improvement in results compared to the first quarter of 2016 mainly reflected higher third-party foreign pipeline revenues as a gas plant was down for planned maintenance in the first quarter of 2016. Compared to the second quarter of 2015, the lower results reflected lower marketing margins due to unfavorable Permian to Gulf Coast differentials.

About Occidental Petroleum

Occidental Petroleum Corporation is an international oil and gas exploration and production company with operations in the United States, Middle East and Latin America. Headquartered in Houston, Occidental is one of the largest U.S. oil and gas companies, based on equity market capitalization. Occidental’s midstream and marketing segment gathers, processes, transports, stores, purchases and markets hydrocarbons and other commodities. The company’s wholly owned subsidiary OxyChem manufactures and markets basic chemicals and vinyls.

Forward-Looking Statements

Portions of this press release contain forward-looking statements and involve risks and uncertainties that could materially affect expected results of operations, liquidity, cash flows and business prospects. Actual results may differ from anticipated results, sometimes materially, and reported results should not be considered an indication of future performance. Factors that could cause results to differ include, but are not limited to: global commodity pricing fluctuations; supply and demand considerations for Occidental’s products; higher-than-expected costs; the regulatory approval environment; reorganization or restructuring of Occidental’s operations; not successfully completing, or any material delay of, field developments, expansion projects, capital expenditures, efficiency projects, acquisitions or dispositions; uncertainties about the estimated quantities of oil and natural gas reserves; lower-than-expected production from development projects or acquisitions; exploration risks; general economic slowdowns domestically or internationally; political conditions and events; liability under environmental regulations including remedial actions; litigation; disruption or interruption of production or manufacturing or facility damage due to accidents, chemical releases, labor unrest, weather, natural disasters, cyber attacks or insurgent activity; failure of risk management; changes in law or regulations; or changes in tax rates. Words such as “estimate,” “project,” “predict,” “will,” “would,” “should,” “could,” “may,” “might,” “anticipate,” “plan,” “intend,” “believe,” “expect,” “aim,” “goal,” “target,” “objective,” “likely” or similar expressions that convey the prospective nature of events or outcomes generally indicate forward-looking statements. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this release. Unless legally required, Occidental does not undertake any obligation to update any forward-looking statements, as a result of new information, future events or otherwise. Material risks that may affect Occidental’s results of operations and financial position appear in Part I, Item 1A “Risk Factors” of the 2015 Form 10-K. Occidental posts or provides links to important information on its website at www.oxy.com.

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Contacts:

Media:
Melissa E. Schoeb
713-366-5615
melissa_schoeb@oxy.com

or

Investors:
Christopher M. Degner
212-603-8111
christopher_degner@oxy.com

On the web: www.oxy.com

Occidental Petroleum Corporation

Quarter 2 2016 Earnings Release Schedules Index

Schedule #	Schedule Description
1	Summary Highlights

2	Segment Results Before Tax Allocations
• Reported results
• Non-core adjustments
• Core results

3	Segment Results After Tax Allocations
• Reported results
• Non-core adjustments
• Core results

4	Non-Core Adjustments Detail
• Before tax allocations
• After tax allocations

5	GAAP Consolidated Condensed Statements of Operations

6	Condensed Balance Sheets

7	Condensed Statement of Cash Flows - Including GAAP reconciliations
Details of Depreciation, Depletion and Amortization and Capital Expenditures

8	Daily Production - TOTAL REPORTED
• MBOE/D
• By Commodity

9	Daily Production - PRO FORMA FOR ONGOING OPERATIONS
(EXCLUDES OPERATIONS SOLD, EXITED AND EXITING)
• MBOE/D
• By Commodity

10	Sales Volumes and Realized Prices
• MBOE/D
• Realized prices and related marker prices

11	Oil and Gas $/BOE Costs

12	Segment Core Results Pre-tax Variance Roll-forwards
• Quarter-over-Quarter
• Year-over-Year

SCHEDULE 1

Occidental Petroleum Corporation

Summary Highlights

			2015					2016
Quarterly	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Net income (loss)
Reported Income (Loss) ($ millions)	$(218)	$176	$(2,609)	$(5,178)	$(7,829)	$78	$(139)			$(61)
Reported EPS - Diluted ($/share)	$(0.28)	$0.23	$(3.42)	$(6.78)	$(10.23)	$0.10	$(0.18)			$(0.08)
Effective tax rate	8%	64%	15%	18%	14%	36%	41%			38%

Core Income (Loss) ($ millions)	$31	$165	$24	$(129)	$91	$(426)	$(136)			$(562)
Core EPS - Diluted ($/share)	$0.04	$0.21	$0.03	$(0.17)	$0.12	$(0.56)	$(0.18)			$(0.73)
Effective tax rate	75%	65%	90%	29%	86%	29%	41%			32%

Average Shares Outstanding
Basic (millions)	769.6	766.4	763.3	763.2	765.6	763.4	763.6			763.5
Diluted (millions)	769.6	766.6	763.3	763.2	765.6	763.4	763.6			763.5

Production - Reported
Total US (MBOE/D)	326	333	332	321	328	316	302			309
US oil (MBBL/D)	198	205	204	198	202	197	190			193
Worldwide (MBOE/D)	645	658	689	680	668	657	653			655
Worldwide sales (MBOE/D)	637	657	670	730	674	651	660			656

Production - Ongoing Operations
Total US (MBOE/D)	290	298	300	298	297	307	302			304
US oil (MBBL/D)	180	188	188	190	187	197	190			193
Worldwide (MBOE/D)	531	552	578	597	565	590	609			599
Worldwide sales (MBOE/D)	533	547	581	600	567	584	616			600

Realizations
Worldwide oil ($/BBL)	$48.50	$54.55	$47.78	$38.68	$47.10	$29.42	$39.66			$34.46
Worldwide NGL ($/BBL)	$17.96	$18.06	$14.68	$14.02	$15.96	$10.86	$14.59			$12.80
Domestic gas ($/MCF)	$2.49	$2.09	$2.24	$1.75	$2.15	$1.50	$1.46			$1.48

Cash Flows ($ millions)
Operating before working capital	$1,121	$1,517	$1,202	$944	$4,784	$822	$902			$1,724
Working capital changes	(555)	(399)	16	58	(880)	(316)	(195)			(511)
Other, net	-	(307)	(192)	(151)	(650)	(367)	96			(271)
Operating - continuing operations	$566	$811	$1,026	$851	$3,254	$139	$803			$942
Capital expenditures	$(1,735)	$(1,488)	$(1,219)	$(1,170)	$(5,612)	$(687)	$(657)			$(1,344)

		2015						2016
Year-to-date	Mar	Jun	Sep	Dec		Mar	Jun	Sep	Dec
Net income (loss)
Reported Income (Loss) ($ millions)	$(218)	$(42)	$(2,651)	$(7,829)		$78	$(61)
Reported EPS - Diluted ($/share)	$(0.28)	$(0.05)	$(3.46)	$(10.23)		$0.10	$(0.08)
Effective tax rate	8%	113%	5%	14%		36%	38%

Core Income (Loss) ($ millions)	$31	$196	$220	$91		$(426)	$(562)
Core EPS - Diluted ($/share)	$0.04	$0.25	$0.29	$0.12		$(0.56)	$(0.73)
Effective tax rate	75%	67%	74%	86%		29%	32%

Average Shares Outstanding
Basic (millions)	769.6	768.0	766.4	765.6		763.4	763.5
Diluted (millions)	769.6	768.0	766.4	765.6		763.4	763.5

Production - Reported
Total US (MBOE/D)	326	330	331	328		316	309
US oil (MBBL/D)	198	201	203	202		197	193
Worldwide (MBOE/D)	645	652	665	668		657	655
Worldwide sales (MBOE/D)	637	647	655	674		651	656

Production - Ongoing Operations
Total US (MBOE/D)	290	295	296	297		307	304
US oil (MBBL/D)	180	184	187	187		197	193
Worldwide (MBOE/D)	531	542	554	565		590	599
Worldwide sales (MBOE/D)	533	540	554	567		584	600

Realizations
Worldwide oil ($/BBL)	$48.50	$51.60	$50.33	$47.10		$29.42	$34.46
Worldwide NGL ($/BBL)	$17.96	$18.01	$16.73	$15.96		$10.86	$12.80
Domestic gas ($/MCF)	$2.49	$2.29	$2.28	$2.15		$1.50	$1.48

Cash Flows ($ millions)
Operating before working capital	$1,121	$2,638	$3,840	$4,784		$822	1,724
Working capital changes	(555)	(954)	(938)	(880)		(316)	(511)
Other, net	-	(307)	(499)	(650)		(367)	(271)
Operating - continuing operations	$566	$1,377	$2,403	$3,254		$139	$942
Capital expenditures	$(1,735)	$(3,223)	$(4,442)	$(5,612)		$(687)	$(1,344)

SIGNIFICANT TRANSACTIONS AND EVENTS AFFECTING EARNINGS

Occidental’s results of operations often include the effects of significant transactions and events affecting earnings that vary widely and unpredictably in nature, timing and amount. These events may recur, even across successive reporting periods. Therefore, management uses a measure called “core results,” which excludes those items. This non-GAAP measure is not meant to disassociate those items from management’s performance, but rather is meant to provide useful information to investors interested in comparing Occidental’s earnings performance between periods. Reported earnings are considered representative of management’s performance over the long term. Core results are not considered to be an alternative to operating income reported in accordance with generally accepted accounting principles.

SCHEDULE 2

Occidental Petroleum Corporation

Segment Results Before Tax Allocations

(Amounts in millions, except per share and effective tax rate amounts)

			2015					2016
Reported Results	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$(513)	$(35)	$(2,031)	$(1,572)	$(4,151)	$(578)	$(361)			$(939)
Foreign	249	394	(1,096)	(3,294)	(3,747)	99	267			366
Exploration	(2)	(4)	(1)	(155)	(162)	(6)	(23)			(29)
	(266)	355	(3,128)	(5,021)	(8,060)	(485)	(117)			(602)
Chemical	139	136	272	(5)	542	214	88			302
Midstream and Marketing	(15)	87	24	(1,290)	(1,194)	(95)	(58)			(153)
Segment Income (Loss)	(142)	578	(2,832)	(6,316)	(8,712)	(366)	(87)			(453)
Corporate
Interest	(28)	(7)	(47)	(59)	(141)	(57)	(84)			(141)
Other	(64)	(67)	(172)	(320)	(623)	(140)	(61)			(201)
Pre-tax Income (Loss)	(234)	504	(3,051)	(6,695)	(9,476)	(563)	(232)			(795)
Taxes
Federal and state	125	47	747	1,151	2,070	291	234			525
Foreign	(106)	(371)	(302)	39	(740)	(88)	(138)			(226)
Income (Loss) From Continuing Operations	(215)	180	(2,606)	(5,505)	(8,146)	(360)	(136)			(496)
Discontinued Operations	(3)	(4)	(3)	327	317	438	(3)			435
Net Income (Loss)	$(218)	$176	$(2,609)	$(5,178)	$(7,829)	$78	$(139)			$(61)

Reported earnings per share
Basic	$(0.28)	$0.23	$(3.42)	$(6.78)	$(10.23)	$0.10	$(0.18)			$(0.08)
Diluted	$(0.28)	$0.23	$(3.42)	$(6.78)	$(10.23)	$0.10	$(0.18)			$(0.08)

Effective Tax Rate	8%	64%	15%	18%	14%	36%	41%			38%

Non-core Adjustments	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$(277)	$32	$(1,852)	$(1,350)	$(3,447)	$23	$-			$23
Foreign	(46)	(1)	(1,438)	(3,419)	(4,904)	-	-			-
Exploration	-	-	-	(146)	(146)	-	-			-
	(323)	31	(3,290)	(4,915)	(8,497)	23	-			23
Chemical	-	-	98	(121)	(23)	88	-			88
Midstream and Marketing	(10)	3	(7)	(1,245)	(1,259)	-	-			-
Segment Income (Loss)	(333)	34	(3,199)	(6,281)	(9,779)	111	-			111
Corporate
Interest	-	-	-	-	-	-	-			-
Other	(25)	(6)	(98)	(232)	(361)	(78)	-			(78)
Pre-tax Income (Loss)	(358)	28	(3,297)	(6,513)	(10,140)	33	-			33
Taxes
Federal and state	111	(12)	667	992	1,758	33	-			33
Foreign	1	(1)	-	145	145	-	-			-
Income (Loss) From Continuing Operations	(246)	15	(2,630)	(5,376)	(8,237)	66	-			66
Discontinued Operations	(3)	(4)	(3)	327	317	438	(3)			435
Net Income (Loss)	$(249)	$11	$(2,633)	$(5,049)	$(7,920)	$504	$(3)			$501

Core Results	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$(236)	$(67)	$(179)	$(222)	$(704)	$(601)	$(361)			$(962)
Foreign	295	395	342	125	1,157	99	267			366
Exploration	(2)	(4)	(1)	(9)	(16)	(6)	(23)			(29)
	57	324	162	(106)	437	(508)	(117)			(625)
Chemical	139	136	174	116	565	126	88			214
Midstream and Marketing	(5)	84	31	(45)	65	(95)	(58)			(153)
Segment Income (Loss)	191	544	367	(35)	1,067	(477)	(87)			(564)
Corporate
Interest	(28)	(7)	(47)	(59)	(141)	(57)	(84)			(141)
Other	(39)	(61)	(74)	(88)	(262)	(62)	(61)			(123)
Pre-tax Income (Loss)	124	476	246	(182)	664	(596)	(232)			(828)
Taxes
Federal and state	14	59	80	159	312	258	234			492
Foreign	(107)	(370)	(302)	(106)	(885)	(88)	(138)			(226)
Net Income (Loss)	$31	$165	$24	$(129)	$91	$(426)	$(136)			$(562)

Core earnings per share
Basic	$0.04	$0.21	$0.03	$(0.17)	$0.12	$(0.56)	$(0.18)			$(0.73)
Diluted	$0.04	$0.21	$0.03	$(0.17)	$0.12	$(0.56)	$(0.18)			$(0.73)

Effective Tax Rate	75%	65%	90%	29%	86%	29%	41%			32%

SCHEDULE 3

Occidental Petroleum Corporation

Segment Results After Tax Allocations

(Amounts in millions, except per share amounts)

			2015					2016
Reported Results	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$(266)	$(22)	$(1,299)	$(1,005)	$(2,592)	$(372)	$(233)			$(605)
Foreign	23	153	(1,307)	(3,314)	(4,445)	5	111			116
Exploration	(2)	(4)	(1)	(154)	(161)	(6)	(23)			(29)
	(245)	127	(2,607)	(4,473)	(7,198)	(373)	(145)			(518)
Chemical	88	86	174	(5)	343	138	57			195
Midstream and Marketing	-	68	37	(805)	(700)	(56)	(26)			(82)
Segment Income (Loss)	(157)	281	(2,396)	(5,283)	(7,555)	(291)	(114)			(405)
Corporate
Interest	(28)	(7)	(47)	(59)	(141)	(57)	(84)			(141)
Other	(58)	(67)	(139)	(313)	(577)	(140)	(61)			(201)
Taxes	28	(27)	(24)	150	127	128	123			251
Income (Loss) From Continuing Operations	(215)	180	(2,606)	(5,505)	(8,146)	(360)	(136)			(496)
Discontinued Operations	(3)	(4)	(3)	327	317	438	(3)			435
Net Income (Loss)	$(218)	$176	$(2,609)	$(5,178)	$(7,829)	$78	$(139)			$(61)

Reported earnings per share
Basic	$(0.28)	$0.23	$(3.42)	$(6.78)	$(10.23)	$0.10	$(0.18)			$(0.08)
Diluted	$(0.28)	$0.23	$(3.42)	$(6.78)	$(10.23)	$0.10	$(0.18)			$(0.08)

Non-core Adjustments	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$(177)	$20	$(1,186)	$(864)	$(2,207)	$15	$-			$15
Foreign	(46)	(1)	(1,438)	(3,420)	(4,905)	-	-			-
Exploration	-	-	-	-	-	-	-			-
	(223)	19	(2,624)	(4,284)	(7,112)	15	-			15
Chemical	-	-	63	(78)	(15)	56	-			56
Midstream and Marketing	(4)	2	(4)	(807)	(813)	-	-			-
Segment Income (Loss)	(227)	21	(2,565)	(5,169)	(7,940)	71	-			71
Corporate
Interest	-	-	-	-	-	-	-			-
Other	(19)	(6)	(65)	(225)	(315)	(78)	-			(78)
Taxes	-	-	-	18	18	73	-			73
Income (Loss) From Continuing Operations	(246)	15	(2,630)	(5,376)	(8,237)	66	-			66
Discontinued Operations	(3)	(4)	(3)	327	317	438	(3)			435
Net Income (Loss)	$(249)	$11	$(2,633)	$(5,049)	$(7,920)	$504	$(3)			$501

Core Results	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$(89)	$(42)	$(113)	$(141)	$(385)	$(387)	$(233)			$(620)
Foreign	69	154	131	106	460	5	111			116
Exploration	(2)	(4)	(1)	(154)	(161)	(6)	(23)			(29)
	(22)	108	17	(189)	(86)	(388)	(145)			(533)
Chemical	88	86	111	73	358	82	57			139
Midstream and Marketing	4	66	41	2	113	(56)	(26)			(82)
Segment Income (Loss)	70	260	169	(114)	385	(362)	(114)			(476)
Corporate
Interest	(28)	(7)	(47)	(59)	(141)	(57)	(84)			(141)
Other	(39)	(61)	(74)	(88)	(262)	(62)	(61)			(123)
Taxes	28	(27)	(24)	132	109	55	123			178
Net Income (Loss)	$31	$165	$24	$(129)	$91	$(426)	$(136)			$(562)

Core earnings per share
Basic	$0.04	$0.21	$0.03	$(0.17)	$0.12	$(0.56)	$(0.18)			$(0.73)
Diluted	$0.04	$0.21	$0.03	$(0.17)	$0.12	$(0.56)	$(0.18)			$(0.73)

SCHEDULE 4

Occidental Petroleum Corporation

Non-Core Adjustments Detail

(Amounts in millions)

			2015					2016
Before Tax Allocations	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic
Asset sales gains (losses)	$(13)	$18	$-	$5	$10	$48	$-			$48
Asset impairments and related items	(264)	14	(1,852)	(1,355)	(3,457)	-	-			-
Other	-	-	-	-	-	(25)	-			(25)
	(277)	32	(1,852)	(1,350)	(3,447)	23	-			23
Foreign
Asset impairments and related items	(46)	(1)	(1,438)	(3,565)	(5,050)	-	-			-
Total Oil and Gas	(323)	31	(3,290)	(4,915)	(8,497)	23	-			23

Chemical
Asset sale gains	-	-	98	-	98	88	-			88
Asset impairments	-	-	-	(121)	(121)	-	-			-
Total Chemical	-	-	98	(121)	(23)	88	-			88

Midstream and Marketing
Asset sales gains	-	-	-	-	-	-	-			-
Asset impairments and related items	(10)	3	(7)	(1,245)	(1,259)	-	-			-
Total Midstream	(10)	3	(7)	(1,245)	(1,259)	-	-			-

Corporate
Asset sales gains (losses)	(11)	-	2	1	(8)	-	-			-
Asset impairments	-	-	(5)	(230)	(235)	(78)	-			(78)
Severance, spin-off costs and other items	(14)	(6)	(95)	(3)	(118)	-	-			-
Total Corporate	(25)	(6)	(98)	(232)	(361)	(78)	-			(78)

Taxes	112	(13)	667	1,137	1,903	33	-			33
Income (Loss) From Continuing Operations	(246)	15	(2,630)	(5,376)	(8,237)	66	-			66
Discontinued Operations	(3)	(4)	(3)	327	317	438	(3)	-	-	435
Totals	$(249)	$11	$(2,633)	$(5,049)	$(7,920)	$504	$(3)			$501

			2015					2016
After Tax Allocations	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic
Asset sales gains (losses)	$(8)	$11	$(1)	$3	$5	$31	$-			$31
Asset impairments and related items	(169)	9	(1,185)	(867)	(2,212)	-	-			-
Other	-	-	-	-	-	(16)	-			(16)
	(177)	20	(1,186)	(864)	(2,207)	15	-			15
Foreign
Asset impairments and related items	(46)	(1)	(1,438)	(3,420)	(4,905)	-	-			-
Total Oil and Gas	(223)	19	(2,624)	(4,284)	(7,112)	15	-			15

Chemical
Asset sale gains	-	-	63	-	63	56	-			56
Asset impairments	-	-	-	(78)	(78)	-	-			-
Total Chemical	-	-	63	(78)	(15)	56	-			56

Midstream and Marketing
Asset sales gains	-	-	-	-	-	-	-			-
Asset impairments and related items	(4)	2	(4)	(807)	(813)	-	-			-
Total Midstream	(4)	2	(4)	(807)	(813)	-	-			-

Corporate
Asset sales gains (losses)	(7)	-	1	1	(5)	-	-			-
Asset impairments	-	-	(5)	(229)	(234)	(78)	-			(78)
Severance, spin-off costs and other items	(12)	(6)	(61)	3	(76)	-	-			-
Total Corporate	(19)	(6)	(65)	(225)	(315)	(78)	-			(78)

Taxes (a)	-	-	-	18	18	73	-			73
Income (Loss) From Continuing Operations	(246)	15	(2,630)	(5,376)	(8,237)	66	-			66
Discontinued Operations	(3)	(4)	(3)	327	317	438	(3)			435
Totals	$(249)	$11	$(2,633)	$(5,049)	$(7,920)	$504	$(3)			$501

(a)  The 2015 amount included the change in the unitary state tax rates.  The 2016 amount included benefits for relinquishment of foreign exploration blocks.

SCHEDULE 5

Occidental Petroleum Corporation

Consolidated Condensed Statements of Operations

(Amounts in millions, except per-share amounts)

			2015					2016
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
REVENUES
Net sales
Oil & Gas	$2,009	$2,342	$2,054	$1,899	$8,304	$1,275	$1,625			$2,900
Chemical	1,000	1,030	1,008	907	3,945	890	908			1,798
Midstream and Marketing	197	294	231	169	891	133	141			274
Eliminations	(117)	(197)	(177)	(169)	(660)	(175)	(143)			(318)
	3,089	3,469	3,116	2,806	12,480	2,123	2,531			4,654
Interest, dividends and other income	31	26	31	30	118	20	27			47
Gain (loss) on sale of assets and equity investments, net	(24)	19	99	7	101	138	-			138
	3,096	3,514	3,246	2,843	12,699	2,281	2,558			4,839

COSTS AND OTHER DEDUCTIONS
Cost of sales	1,557	1,480	1,413	1,354	5,804	1,281	1,244			2,525
Depreciation, depletion and amortization	1,029	1,116	1,123	1,276	4,544	1,102	1,070			2,172
Selling, general and administrative and other operating expenses	311	347	292	320	1,270	272	338			610
Asset impairments and related items	324	-	3,397	6,518	10,239	78	-			78
Taxes other than on income	107	107	79	50	343	75	74			149
Exploration expense	8	10	5	13	36	9	27			36
Interest and debt expense, net	30	8	48	61	147	60	88			148
	3,366	3,068	6,357	9,592	22,383	2,877	2,841			5,718
INCOME (LOSS) BEFORE INCOME TAXES AND OTHER ITEMS	(270)	446	(3,111)	(6,749)	(9,684)	(596)	(283)			(879)
Benefit from (provision for) domestic and foreign income taxes	19	(324)	445	1,190	1,330	203	96			299
Income from equity investments	36	58	60	54	208	33	51			84
INCOME (LOSS) FROM CONTINUING OPERATIONS	(215)	180	(2,606)	(5,505)	(8,146)	(360)	(136)			(496)
Discontinued operations, net	(3)	(4)	(3)	327	317	438	(3)			435
NET INCOME (LOSS)	$(218)	$176	$(2,609)	$(5,178)	$(7,829)	$78	$(139)			$(61)

EARNINGS PER SHARE
BASIC EARNINGS PER COMMON SHARE
Income (loss) from continuing operations	$(0.28)	$0.23	$(3.41)	$(7.21)	$(10.64)	$(0.47)	$(0.18)			$(0.65)
Discontinued operations, net	-	-	(0.01)	0.43	0.41	0.57	-			0.57
BASIC EARNINGS PER COMMON SHARE	$(0.28)	$0.23	$(3.42)	$(6.78)	$(10.23)	$0.10	$(0.18)			$(0.08)

DILUTED EARNINGS PER COMMON SHARE	$(0.28)	$0.23	$(3.42)	$(6.78)	$(10.23)	$0.10	$(0.18)			$(0.08)

DIVIDENDS PER COMMON SHARE	$0.72	$0.75	$0.75	$0.75	$2.97	$0.75	$0.75			$1.50

AVERAGE COMMON SHARES OUTSTANDING
BASIC	769.6	766.4	763.3	763.2	765.6	763.4	763.6			763.5
DILUTED	769.6	766.6	763.3	763.2	765.6	763.4	763.6			763.5

SCHEDULE 6

Occidental Petroleum Corporation

Consolidated Condensed Balance Sheets

(Amounts in millions)

	2015				2016
	MAR	JUN	SEP	DEC	MAR	JUN	SEP	DEC
CURRENT ASSETS
Cash and cash equivalents	$2,153	$2,756	$2,547	$3,201	$3,176	$3,751
Restricted cash	3,265	2,382	1,765	1,193	-	-
Trade receivables, net	3,068	3,973	3,507	2,970	2,780	3,113
Inventories	1,133	1,120	1,122	986	997	906
Assets held for sale	-	-	709	141	-	-
Other current assets	815	777	890	911	1,284	1,202
Total current assets	10,434	11,008	10,540	9,402	8,237	8,972
INVESTMENTS
Investments in unconsolidated entities	1,221	1,330	1,428	1,267	1,301	1,360
Available for sale investment	544	432	186	167	-	-
Total investments	1,765	1,762	1,614	1,434	1,301	1,360
PROPERTY, PLANT AND EQUIPMENT
Property, plant and equipment	75,979	77,375	73,447	71,058	71,643	72,250
Accumulated depreciation, depletion and amortization	(35,870)	(36,897)	(36,612)	(39,419)	(40,138)	(41,212)
	40,109	40,478	36,835	31,639	31,505	31,038
LONG-TERM RECEIVABLES AND OTHER ASSETS, NET	1,060	1,090	1,070	934	975	1,025
TOTAL ASSETS	$53,368	$54,338	$50,059	$43,409	$42,018	$42,395

CURRENT LIABILITIES
Current maturities of long-term debt	$700	$1,450	$1,450	$1,450	$2,000	$-
Accounts payable	3,867	4,145	3,727	3,069	2,801	3,126
Accrued liabilities	2,152	2,230	2,202	2,213	2,025	2,141
Domestic and foreign income taxes	196	-	25	-	-	-
Liabilities of assets held for sale	-	-	29	110	-	-
Total current liabilities	6,915	7,825	7,433	6,842	6,826	5,267
LONG-TERM DEBT, NET	6,118	6,849	6,852	6,855	5,608	8,331
DEFERRED CREDITS AND OTHER LIABILITIES
Deferred domestic and foreign income taxes	2,947	3,153	2,579	1,323	1,642	1,646
Other	3,224	3,209	3,313	4,039	4,153	4,050
	6,171	6,362	5,892	5,362	5,795	5,696
STOCKHOLDERS’ EQUITY
Common stock, $.20 per share par value	178	178	178	178	178	178
Treasury stock	(8,734)	(9,107)	(9,113)	(9,121)	(9,128)	(9,136)
Additional paid-in capital	7,632	7,651	7,664	7,640	7,668	7,697
Retained earnings	35,294	34,896	31,712	25,960	25,375	24,661
Accumulated other comprehensive loss	(206)	(316)	(559)	(307)	(304)	(299)
Total equity	34,164	33,302	29,882	24,350	23,789	23,101
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$53,368	$54,338	$50,059	$43,409	$42,018	$42,395

SCHEDULE 7

Occidental Petroleum Corporation

Condensed Statements of Cash Flows and Detail of CAPEX and DD&A

(Amounts in millions)

			2015					2016
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD

OPERATING CASH FLOW
Net income (loss)	$(218)	$176	$(2,609)	$(5,178)	$(7,829)	$78	$(139)			$(61)
Depreciation, depletion and amortization (see detail below)	1,029	1,116	1,123	1,276	4,544	1,102	1,070			2,172
Deferred income tax (benefit) provision	(63)	202	(556)	(955)	(1,372)	77	(1)			76
Asset impairments and other non-cash charges	373	23	3,244	5,801	9,441	(435)	5			(430)
Operating cash flow before working capital	1,121	1,517	1,202	944	4,784	822	935			1,757
Working capital changes	(555)	(399)	16	58	(880)	(316)	(195)			(511)
Other, net (a)	-	(307)	(192)	(151)	(650)	(367)	63			(304)
Operating cash flow from continuing operations	566	811	1,026	851	3,254	139	803			942

INVESTING CASH FLOW
Capital expenditures (see detail below)	(1,735)	(1,488)	(1,219)	(1,170)	(5,612)	(687)	(657)			(1,344)
Payment for purchases of assets	(6)	(37)	(9)	(57)	(109)	(24)	(10)			(34)
Sales of assets and equity investments, net	20	38	93	668	819	285	(25)			260
Changes in capital accrual	(458)	(127)	(67)	60	(592)	(208)	(1)			(209)
Other investing activities	(27)	(69)	(27)	194	71	(3)	(4)			(7)
Investing cash flow from continuing operations	(2,206)	(1,683)	(1,229)	(305)	(5,423)	(637)	(697)			(1,334)

FINANCING CASH FLOW
Cash dividends paid	(557)	(556)	(577)	(574)	(2,264)	(574)	(575)			(1,149)
Purchases of treasury stock	(207)	(329)	(50)	(8)	(594)	(7)	(8)			(15)
Proceeds from long-term debt	-	1,478	-	1	1,479	-	2,718			2,718
Payment of long-term debt	-	-	-	-	-	(700)	(2,010)			(2,710)
Other financing activities	19	5	10	3	37	11	18			29
Financing cash flow from continuing operations	(745)	598	(617)	(578)	(1,342)	(1,270)	143			(1,127)

Cash Flow From Discontinued Operations	(5)	(6)	(6)	114	97	550	326			876

Increase (decrease) in cash	(2,390)	(280)	(826)	82	(3,414)	(1,218)	575			(643)
Cash, cash equivalents and restricted cash (b) - beg of period	7,808	5,418	5,138	4,312	7,808	4,394	3,176			4,394
Cash, cash equivalents and restricted cash (b) - end of period	$5,418	$5,138	$4,312	$4,394	$4,394	$3,176	$3,751			$3,751

Depreciation, Depletion and Amortization	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
United States	$502	$541	$556	$510	$2,109	$709	$701			$1,410
Latin America	48	49	48	51	196	42	43			85
Middle East/North Africa	329	370	345	537	1,581	175	157			332
Chemical	92	92	94	93	371	88	81			169
Midstream and Marketing	48	55	71	75	249	78	78			156
Corporate	10	9	9	10	38	10	10			20
	$1,029	$1,116	$1,123	$1,276	$4,544	$1,102	$1,070			$2,172

Capital Expenditures
Oil & Gas
Permian Resources	$(729)	$(555)	$(521)	$(426)	$(2,231)	$(221)	$(128)			$(349)
Permian EOR	(115)	(119)	(102)	(88)	(424)	(91)	(116)			(207)
Other Domestic	(86)	(21)	-	(2)	(109)	(2)	(4)			(6)
Latin America	(47)	(45)	(24)	(34)	(150)	(11)	(11)			(22)
Middle East/North Africa	(476)	(449)	(242)	(245)	(1,412)	(183)	(163)			(346)
Exploration Drilling	(58)	(30)	(15)	(13)	(116)	(8)	(7)			(15)
Chemical	(40)	(57)	(58)	(99)	(254)	(46)	(77)			(123)
Midstream and Marketing	(115)	(105)	(155)	(160)	(535)	(82)	(90)			(172)
Corporate	(9)	(9)	(10)	(13)	(41)	(2)	(5)			(7)
GAAP external reporting	(1,675)	(1,390)	(1,127)	(1,080)	(5,272)	(646)	(601)			(1,247)
Cracker JV investment contributions	(60)	(98)	(92)	(90)	(340)	(41)	(56)			(97)
	$(1,735)	$(1,488)	$(1,219)	$(1,170)	$(5,612)	$(687)	$(657)			$(1,344)

Reconciliation of non-GAAP disclosures to GAAP	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Condensed Statements of Cash Flows
CASH FLOW FROM OPERATING ACTIVITIES
Continuing operations	$566	$811	$1,026	$851	$3,254	$139	$803			$942
Discontinued operations	(5)	(6)	(6)	114	97	550	326			876
CASH FLOW FROM INVESTING ACTIVITIES
Continuing operations	(2,206)	(1,683)	(1,229)	(305)	(5,423)	(637)	(697)			(1,334)
Discontinued operations	-	-	-	-	-	-	-			-
CASH FLOW FROM FINANCING ACTIVITIES
Continuing operations	9	1,481	-	(6)	1,484	(77)	143			66
Discontinued operations	-	-	-	-	-	-	-			-
Increase (decrease) in cash and cash equivalents	(1,636)	603	(209)	654	(588)	(25)	575			550
Cash and cash equivalents - beginning of period	3,789	2,153	2,756	2,547	3,789	3,201	3,176			3,201
Cash and cash equivalents - end of period	$2,153	$2,756	$2,547	$3,201	$3,201	$3,176	$3,751			$3,751

(a)

In 2015, Occidental filed for an extension of time for payment of taxes by a corporation expecting a net operating loss (NOL) carryback. The other operating, net, for 2015 of $650 million represents the federal and state tax benefit of the carryback of the 2015 NOL, of which $358 million was applied to the 2014 federal balance due and the remainder will be received in cash during 2016. The 2016 amount represents the NOL carryback which is expected to be collected in 2017, net of the 2nd quarter 2016 collection of the 2015 NOL.

(b)	Restricted cash must be used solely to pay dividends, repurchase common stock, repay debt, or a combination of the foregoing. As of March 31, 2016, there is no restricted cash remaining.

SCHEDULE 8

Occidental Petroleum Corporation

Oil & Gas Net Production Volumes Per Day by Geographical Locations

TOTAL REPORTED PRODUCTION

			2015					2016
REPORTED NET MBOE VOLUMES PER DAY:	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
United States
Permian Resources	98	109	116	118	110	128	126			127
Permian EOR	145	145	144	143	145	145	144			145
Midcontinent & Other	83	79	72	60	73	43	32			37
Total	326	333	332	321	328	316	302			309

Latin America	40	42	27	39	37	39	35			37

Middle East / North Africa
Al Hosn	9	18	50	60	35	42	68			55
Dolphin	39	42	41	43	41	44	43			44
Oman	89	87	93	88	89	89	95			92
Qatar	64	65	67	69	66	69	66			67
Other	78	71	79	60	72	58	44			51
Total	279	283	330	320	303	302	316			309

TOTAL REPORTED PRODUCTION	645	658	689	680	668	657	653			655

REPORTED NET PRODUCTION
VOLUMES PER DAY BY COMMODITY:
United States
Oil (MBBL)
Permian Resources	62	71	74	76	71	84	79			81
Permian EOR	111	110	108	109	110	108	107			108
Midcontinent & Other	25	24	22	13	21	5	4			4
Total	198	205	204	198	202	197	190			193
NGLs (MBBL)
Permian Resources	14	15	18	18	16	19	20			20
Permian EOR	28	29	30	28	29	28	27			28
Midcontinent & Other	11	11	10	10	10	7	5			6
Total	53	55	58	56	55	54	52			54
Natural Gas (MMCF)
Permian Resources	130	136	143	143	137	152	162			157
Permian EOR	37	38	37	35	37	51	60			55
Midcontinent & Other	280	263	239	220	250	185	135			160
Total	447	437	419	398	424	388	357			372

Latin America
Oil (MBBL)	38	40	25	38	35	38	34			36
Natural Gas (MMCF)	12	10	9	8	10	8	8			8

Middle East / North Africa
Oil (MBBL)
Al Hosn	2	4	9	11	7	9	13			11
Dolphin	7	7	7	8	7	7	7			7
Oman	80	81	85	81	82	77	76			77
Qatar	64	65	67	69	66	69	66			67
Other	37	31	39	23	32	20	6			13
Total	190	188	207	192	194	182	168			175
NGLs (MBBL)
Al Hosn	2	4	14	18	10	13	22			17
Dolphin	7	8	8	8	8	9	8			9
Total	9	12	22	26	18	22	30			26
Natural Gas (MMCF)
Al Hosn	30	60	162	185	109	121	200			161
Dolphin	150	160	158	162	158	166	167			167
Oman	56	38	45	41	44	71	114			92
Other	245	240	242	222	237	230	227			228
Total	481	498	607	610	548	588	708			648

SCHEDULE 9

Occidental Petroleum Corporation

Oil & Gas Net Production Volumes Per Day by Geographical Locations

PRO FORMA FOR ONGOING OPERATIONS (EXCLUDES OPERATIONS SOLD, EXITED AND EXITING)

			2015					2016
NET MBOE VOLUMES PER DAY:	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
United States
Permian Resources	98	109	116	118	110	128	126			127
Permian EOR	145	145	144	143	145	145	144			145
South Texas & Other	47	44	40	37	42	34	32			32
Total	290	298	300	298	297	307	302			304

Latin America	40	42	27	39	37	39	35			37

Middle East / North Africa
Al Hosn	9	18	50	60	35	42	68			55
Dolphin	39	42	41	43	41	44	43			44
Oman	89	87	93	88	89	89	95			92
Qatar	64	65	67	69	66	69	66			67
Total	201	212	251	260	231	244	272			258

TOTAL ONGOING OPERATIONS	531	552	578	597	565	590	609			599

NET PRODUCTION VOLUMES PER DAY
BY COMMODITY FOR ONGOING OPERATIONS:
United States
Oil (MBBL)
Permian Resources	62	71	74	76	71	84	79			81
Permian EOR	111	110	108	109	110	108	107			108
South Texas & Other	7	7	6	5	6	5	4			4
Total	180	188	188	190	187	197	190			193
NGLs (MBBL)
Permian Resources	14	15	18	18	16	19	20			20
Permian EOR	28	29	30	28	29	28	27			28
South Texas & Other	8	7	7	7	7	5	5			5
Total	50	51	55	53	52	52	52			53
Natural Gas (MMCF)
Permian Resources	130	136	143	143	137	152	162			157
Permian EOR	37	38	37	35	37	51	60			55
South Texas & Other	194	183	163	151	173	142	135			138
Total	361	357	343	329	347	345	357			350

Latin America
Oil (MBBL)	38	40	25	38	35	38	34			36
Natural Gas (MMCF)	12	10	9	8	10	8	8			8

Middle East / North Africa
Oil (MBBL)
Al Hosn	2	4	9	11	7	9	13			11
Dolphin	7	7	7	8	7	7	7			7
Oman	80	81	85	81	82	77	76			77
Qatar	64	65	67	69	66	69	66			67
Total	153	157	168	169	162	162	162			162
NGLs (MBBL)
Al Hosn	2	4	14	18	10	13	22			17
Dolphin	7	8	8	8	8	9	8			9
Total	9	12	22	26	18	22	30			26
Natural Gas (MMCF)
Al Hosn	30	60	162	185	109	121	200			161
Dolphin	150	160	158	162	158	166	167			167
Oman	56	38	45	41	44	71	114			92
Total	236	258	365	388	311	358	481			420

SCHEDULE 10

Occidental Petroleum Corporation

Oil & Gas Sales Volumes Per Day and Realized Prices by Geographical Locations

			2015					2016
NET SALES MBOE VOLUMES PER DAY:	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD

United States	290	298	300	298	297	307	302			304

Latin America	38	37	36	37	37	35	39			37

Middle East / North Africa
Al Hosn	9	18	50	60	35	42	67			55
Dolphin	40	42	41	43	42	44	43			43
Oman	89	87	92	88	89	91	95			93
Qatar	67	65	62	74	67	65	70			68
Total	205	212	245	265	233	242	275			259

ONGOING OPERATIONS	533	547	581	600	567	584	616			600
Operations Sold, Exited and Exiting	104	110	89	130	107	67	44			56
TOTAL REPORTED SALES	637	657	670	730	674	651	660			656

REALIZED PRICES
United States
Oil ($/BBL)	$43.66	$52.64	$44.48	$39.19	$45.04	$29.48	$41.43			$35.33
NGLs ($/BBL)	$17.32	$17.32	$13.72	$13.27	$15.35	$9.91	$14.25			$12.04
Natural Gas ($/MCF)	$2.49	$2.09	$2.24	$1.75	$2.15	$1.50	$1.46			$1.48

Latin America
Oil ($/BBL)	$47.70	$55.19	$42.46	$32.75	$44.49	$27.63	$39.26			$33.72
Natural Gas ($/MCF)	$4.53	$5.49	$5.67	$5.28	$5.20	$4.19	$3.36			$3.76

Middle East / North Africa
Oil ($/BBL)	$53.98	$56.48	$52.53	$39.14	$49.65	$29.68	$37.80			$33.66
NGLs ($/BBL)	$21.57	$21.38	$17.12	$15.62	$17.88	$13.25	$15.21			$14.38

Total Worldwide
Oil ($/BBL)	$48.50	$54.55	$47.78	$38.68	$47.10	$29.42	$39.66			$34.46
NGLs ($/BBL)	$17.96	$18.06	$14.68	$14.02	$15.96	$10.86	$14.59			$12.80
Natural Gas ($/MCF)	$1.66	$1.48	$1.51	$1.32	$1.49	$1.25	$1.26			$1.26

Index Prices
WTI Oil ($/BBL)	$48.63	$57.94	$46.43	$42.18	$48.80	$33.45	$45.59			$39.52
Brent Oil ($/BBL)	$55.17	$63.50	$51.17	$44.71	$53.64	$35.08	$46.97			$41.03
NYMEX Natural Gas ($/MCF)	$3.07	$2.73	$2.78	$2.44	$2.75	$2.07	$1.97			$2.02

Percentage of Index Prices
Worldwide oil as a percentage of WTI	100%	94%	103%	92%	97%	88%	87%			87%
Worldwide oil as a percentage of Brent	88%	86%	93%	87%	88%	84%	84%			84%
Worldwide NGL as a percentage of WTI	37%	31%	32%	33%	33%	32%	32%			32%
Worldwide NGL as a percentage of Brent	33%	28%	29%	31%	30%	31%	31%			31%
Domestic gas as a percentage of NYMEX	81%	77%	81%	72%	78%	73%	74%			73%

SCHEDULE 11

Occidental Petroleum Corporation

Oil and Gas Costs

			2015					2016
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD

Cash operating expenses ($/BOE)
United States	$14.46	$13.04	$13.10	$11.94	$13.13	$11.67	$11.80			$11.73
Latin America	$9.95	$11.99	$13.60	$12.39	$11.93	$8.55	$13.12			$10.94
Middle East / North Africa	$12.51	$11.03	$8.72	$8.01	$9.87	$9.02	$8.35			$8.67
Total Oil and Gas	$13.36	$12.10	$11.15	$9.95	$11.57	$10.28	$10.21			$10.24

Taxes other than on income ($/BOE)
United States	$3.14	$3.30	$2.36	$1.46	$2.57	$2.12	$2.41			$2.28
Total Oil and Gas	$1.63	$1.85	$1.20	$0.67	$1.32	$1.15	$1.12			$1.14

DD&A expense ($/BOE)
United States	$17.12	$17.82	$18.24	$17.32	$17.63	$24.63	$25.59			$25.10
Latin America	$14.05	$14.66	$14.61	$14.87	$14.54	$12.88	$12.00			$12.42
Middle East / North Africa	$13.41	$14.20	$12.36	$15.68	$14.02	$6.42	$5.38			$5.89
Total Oil and Gas	$15.35	$16.06	$15.39	$16.36	$15.81	$15.61	$15.00			$15.30

G&A and other operating expenses ($/BOE)	$3.58	$3.57	$2.88	$2.69	$3.15	$2.88	$2.22			$2.52

Exploration Expense ($ millions)
United States	$5	$6	$3	$5	$19	$2	$3			$5
Latin America	-	-	-	2	2	1	1			2
Middle East / North Africa	3	4	2	6	15	6	23			29
	$8	$10	$5	$13	$36	$9	$27			$36

SCHEDULE 12

Occidental Petroleum Corporation

Segment Core Results Pre-tax Variance Roll-forwards

(Amounts in millions)

			2015					2016
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Quarter-over-Quarter
Oil & Gas
Prior quarter core income (loss)	$736	$57	$324	$162		$(106)	$(508)
Sales price	(934)	217	(261)	(347)		(378)	377
Sales volume	10	28	(14)	39		(88)	19
Operating expenses	101	30	45	13		59	(4)
DD&A rate	123	(5)	5	23		16	(2)
Exploration expense	52	(3)	5	(8)		4	(17)
All others	(31)	-	58	12		(15)	18
Current quarter core income (loss)	$57	$324	$162	$(106)		$(508)	$(117)

Chemical
Prior quarter core income	$160	$139	$136	$174		$116	$126
Sales price	(92)	2	(42)	(37)		(43)	35
Sales volume / mix	(26)	16	(8)	(22)		20	21
Operations / manufacturing	89	(20)	80	10		34	(82)
All others	8	(1)	8	(9)		(1)	(12)
Current quarter core income	$139	$136	$174	$116		$126	$88

Midstream and Marketing
Prior quarter core income (loss)	$168	$(5)	$84	$31		$(45)	$(95)
Marketing	(73)	59	(91)	(57)		(3)	4
Gas plants	(14)	1	(2)	16		(17)	6
Pipelines	(83)	29	23	(23)		(31)	23
Power generation	(3)	-	17	(12)		3	2
All others	-	-	-	-		(2)	2
Current quarter core income (loss)	$(5)	$84	$31	$(45)		$(95)	$(58)

Year-over-Year
Oil & Gas
Prior year core income	$1,719	$1,703	$1,571	$736	$5,729	$57	$324			$381
Sales price	(1,923)	(1,714)	(1,768)	(1,320)	(6,725)	(747)	(588)			(1,335)
Sales volume	210	247	163	216	836	(18)	12			(6)
Operating expenses	(51)	6	83	116	154	140	85			225
DD&A rate	102	84	87	84	357	19	27			46
Exploration expense	19	28	22	47	116	(2)	(16)			(18)
All others	(19)	(30)	4	15	(30)	43	39			82
Current quarter core income (loss)	$57	$324	$162	$(106)	$437	$(508)	$(117)			$(625)

Chemical
Prior year core income	$136	$133	$140	$160	$569	$139	$136			$275
Sales price	(88)	(115)	(181)	(177)	(561)	(123)	(76)			(199)
Sales volume / mix	(44)	(29)	1	(46)	(118)	4	(22)			(18)
Operations / manufacturing	145	146	213	174	678	109	59			168
All others	(10)	1	1	5	(3)	(3)	(9)			(12)
Current quarter core income	$139	$136	$174	$116	$565	$126	$88			$214

Midstream and Marketing
Prior year core income (loss)	$96	$130	$155	$168	$549	$(5)	$84			$79
Marketing	(21)	7	(98)	(165)	(277)	(93)	(148)			(241)
Gas plants	(41)	(33)	(35)	3	(106)	(2)	3			1
Pipelines	(26)	(15)	6	(45)	(80)	(2)	(8)			(10)
Power generation	(12)	(11)	4	-	(19)	7	10			17
All others	(1)	6	(1)	(6)	(2)	-	1			1
Current quarter core income (loss)	$(5)	$84	$31	$(45)	$65	$(95)	$(58)			$(153)